Exhibit 10.1

FIRST AMENDMENT TO

NINTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FIRST AMENDMENT dated as of June 30, 2004 (this “First Amendment”) to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Credit Agreement”), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation (“Borrower”), GULF ISLAND, L.L.C., a Louisiana limited liability company (“Gulf Island Subsidiary”), DOLPHIN SERVICES, INC., a Louisiana corporation (“Dolphin”), SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc. (“Southport”), GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company (“MinDOC”), and GIF FINANCE, INC., a Delaware corporation (“GIF Finance”) as Guarantors, GIF FINANCE, INC. as Subordinated Creditor (“Subordinated Creditor”), WHITNEY NATIONAL BANK, a national banking association (“Whitney”) and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, in its individual capacity (“Bank One”) (Whitney and Bank One, each a “Lender” and collectively the “Lenders”) and BANK ONE, NA, as Agent and LC Issuer.

WHEREAS, the parties wish to make certain modifications to the Credit Agreement by executing this First Amendment on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

1. Unless otherwise defined herein, all defined terms used in this First Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

2. The Credit Agreement is hereby amended by amending and restating the definitions of “Facility Termination Date” and “Indebtedness” to read in their entirety as follows:

“Facility Termination Date” means December 31, 2006 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“Indebtedness” of a Person means, calculated without duplication and in accordance with GAAP, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person (provided that if the obligations are not assumed, the amount of such obligation shall be restricted, for purposes of Section 6.21, to the fair market value of the Property encumbered), (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) the fair value of Contingent Obligations (excluding, however, for purposes of the calculation of Indebtedness, any guaranties by the Borrower of a Subsidiary’s construction contract and any guaranties by the Borrower of a Subsidiary’s trade payables that are not older than ninety (90) days), (viii) Reimbursement Obligations; (ix) Rate Management Obligations; (x) Off-Balance Sheet Liabilities; (xi) Sale and Leaseback Transactions; (xii) obligations to reimburse the issuer of Letters of Credit; (xiii) all liabilities in respect of unfunded vested benefits under any Plan; and (xiv) any other obligation for borrowed money or other financial accommodation which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person.

3. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

4. Each Guarantor hereby consents to the execution of this First Amendment and reaffirms its Guaranty of all of the obligations of the Borrower. Each such Guarantor further acknowledges and consents to any increase in the obligations owed by such Guarantor as the result of this First Amendment. Borrower and Guarantor acknowledge and agree that this First Amendment shall not be considered a novation or a new contract. Borrower and Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Administrative Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this First Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

5. Subordinated Creditor under that Amended and Restated Subordination Agreement effective as of December 31, 2003 (the “Subordination Agreement”), hereby consents to the execution of this First Amendment and reaffirms that all obligations to Subordinated Creditor shall remain fully subordinated to all obligations under the Credit Agreement, as amended hereby. Subordinated Creditor further reaffirms all obligations under the Subordination Agreement.

6. Borrower and each Guarantor that has executed any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the obligations evidenced by the Credit Agreement, as amended by this First Amendment.

7. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

8. THIS FIRST AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Agreement as of the date first above written.

BORROWER:

GULF ISLAND FABRICATION, INC.

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin,
President & CEO

GUARANTORS:

GULF ISLAND, L.L.C.

By:	/s/ Kirk J. Meche
Kirk J. Meche, President & CEO

DOLPHIN SERVICES, INC.

By:	/s/ William J. Fromenthal
William J. Fromenthal, President
& CEO

SOUTHPORT, L.L.C.

By:	/s/ Jacques C. Olivier
Jacques C. Olivier, President
& CEO

GULF ISLAND MINDOC
COMPANY, L.L.C.

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin, Manager

GIF FINANCE, INC.

By:	/s/ Joseph P. Gallagher, III
Joseph P. Gallagher, III
President & CEO

SUBORDINATED CREDITOR:

GIF FINANCE, INC.

By:	/s/ Joseph P. Gallagher, III
Joseph P. Gallagher, III
President & CEO

LENDERS:

BANK ONE, NA,
Individually, as LC Issuer, and as Agent

By:	/s/ J. Charles Freel
J. Charles Freel, Director, Capital Markets

WHITNEY NATIONAL BANK

By:	/s/ Harry C. Stahel
Harry C. Stahel, Senior Vice President